SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

420 Main Street
Evansville, Indiana		47708
(Address of Principal Executive Offices)		(Zip Code)

(812) 464-1434

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated as of February 18, 2004.

Item 9. Regulation FD Disclosure

     On February 18, 2004, Old National Bancorp issued a press release concerning the retirement of its Chairman and Chief Executive Officer, James A. Risinger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K and the Exhibit 99.1 attached hereto are furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any filings of Old National Bancorp under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD NATIONAL BANCORP (Registrant)

Date:	February 18, 2004	By:	/s/ JEFFREY L. KNIGHT Jeffrey L. Knight, Senior Vice President, Corporate Secretary and General Counsel

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated February 18, 2004

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